SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[X]	Soliciting Material Pursuant to §240.14a-12

INVESTMENT MANAGERS SERIES TRUST

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Subject Line: Proposed Fund Reorganization – Center Coast MLP Focus Fund – Joint Proxy Statement and Prospectus

As you may be aware, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Center Coast MLP Focus Fund (the “Acquired Fund”), a series of the Trust, into a newly organized series (the “Acquiring Fund”) of Brookfield Investment Funds. The reorganization of the Acquired Fund is subject to approval by its shareholders.

Shareholders of record of the Acquired Fund as of the close of business on December 1, 2017 will receive a joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) with detailed information about the shareholder meeting and the proposed reorganization.

Mailing of the Joint Proxy Statement/Prospectus and related solicitation materials commenced on Friday, December 8, 2017.

The Joint Proxy Statement/Prospectus is available on the internet at: http://libertystreetfunds.com/prospectus-and-regulatory-documents/center-coast-mlp-focus-fund, or click here Joint Proxy Statement/Prospectus.

Attached please find a sample proxy card which will be received by your clients. It provides instructions on how to vote, which can be done by mail, online, or by phone.

Your client’s vote is important. We encourage all eligible shareholders to vote promptly.

Regards,

This Email is for Financial Professional and Institutional Use Only

HRC Fund Associates, LLC, Member FINRA/SIPC, is the affiliated broker-dealer of Liberty Street Advisors, Inc., the Advisor to the Acquired Fund

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-829-6551 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER SAMPLE ONLY

PLEASE CAST YOUR PROXY VOTE

Center Coast MLP Focus Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 23, 2018

The undersigned hereby appoints Sardjono Kadiman, Joshua Gohr and Joy Ausili, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Center Coast MLP Focus Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on January 23, 2018 at 11:00 a.m., Pacific Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have, and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy is solicited on behalf of the Fund, and each of the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-829-6551**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on January 23, 2018. Our proxy statement and prospectus are available at: www.proxyonline.com/docs/centercoastmlpfocusfund2018.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Center Coast MLP Focus Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Fund. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. Approval of an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of all of the assets of the Center Coast MLP Focus Fund (the "Acquired Fund") to the Center Coast Brookfield MLP Focus Fund (the "Acquiring Fund"), a newly created series of Brookfield Investment Funds, in exchange for (a) shares of each class of shares of the Acquiring Fund corresponding to a class of shares of the Acquired Fund with an aggregate net asset value ("NAV") per class equal to the aggregate NAV of the corresponding designated class of shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of each applicable class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding designated class of the Acquired Fund.	○	○	○
2. Ratification of the selection of Tait, Weller & Baker LLP as the Acquired Fund's independent registered public accounting firm for the current fiscal year.	○	○	○

3. To transact any other business that may properly come before the Special Meeting.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]